Exhibit 32.1

  Certification of Principal Executive Officer and Principal Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Forex365, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin R. Keating, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    /s/ Kevin R. Keating
                    --------------------
                    Kevin R. Keating
                    Principal Executive Officer
                    Principal Financial Officer
                    January 19, 2010